UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On October 4, 2018, at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Avid Bioservices, Inc. (the “Company”), the Company’s stockholders adopted and approved the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan, which had previously been approved by the Company’s Board of Directors (the “Board”) on August 6, 2018, subject to stockholder approval.

2018 Omnibus Incentive Plan

The Avid Bioservices, Inc. 2018 Omnibus Incentive Plan (the “2018 Plan”) provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards (collectively, “Awards”). The Board has the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2018 Plan, subject to the limitations and other provisions of the 2018 Plan. The Board may delegate the forgoing authority to the Compensation Committee of the Board.

Persons eligible to receive Awards under the 2018 Plan includes all employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Board.

The purposes of the 2018 Plan are to enhance the Company’s ability to attract and retain qualified officers, non-employee directors, key employees, and consultants, and to motivate such service providers to serve the Company and to expend effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

The number of shares of the Company’s common stock authorized for issuance under the 2018 Plan is the sum of (A) 2,350,000 and (B) the number of shares of common stock available for the grant of awards under the Company’s 2009, 2010, and 2011 Stock Incentive Plans (the “Prior Plans”) as of October 4, 2018 (or the “Effective Date” of the 2018 Plan). The 2018 Plan replaces the Prior Plans, and no new awards will be granted under the Prior Plans after the Effective Date. Any awards outstanding under the Prior Plans on the Effective Date will remain subject to and be paid under the applicable Prior Plan, and any shares subject to outstanding awards under the Prior Plans that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2018 Plan. The number of shares available for Awards, as well as the terms of outstanding Awards is subject to adjustment as provided in the 2018 Plan for stock splits, stock dividends, recapitalizations and other similar events. Unless terminated earlier by the Board, Awards may be granted under the 2018 Plan until October 4, 2028.

This summary of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is attached as Exhibit A to the Company’s Definitive Proxy for its 2018 Annual Stockholders Meeting filed with the Securities and Exchange Commission on August 17, 2018 and incorporated herein by this reference. In addition, a more detailed summary of the 2018 Plan can be found in such Definitive Proxy Statement, which is incorporated herein by this reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to decrease the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 500,000,000 shares to 150,000,000 shares (the “Certificate of Amendment”). The Certificate of Amendment became effective upon filing with the Secretary of State of the State of Delaware on October 4, 2018. A copy of the Certificate of Amendment is attached as Exhibit 3.4 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 55,990,274 shares of the Company’s common stock outstanding (as of the record date of August 10, 2018) and entitled to vote, 48,860,472 shares were present in-person or represented by proxy, representing 87% of the total outstanding shares entitled to vote. The final voting results of each proposal voted on at the Annual Meeting are set forth below. For more information about the proposals set forth below, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 17, 2018.

2

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the seven nominees named below to serve on the Company’s Board of Directors until the Company’s 2019 Annual Meeting of Stockholders. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark R. Bamforth	20,030,059	3,452,628	25,377,785
Joseph Carleone, Ph.D.	21,082,373	2,400,314	25,377,785
Richard B. Hancock	21,106,332	2,376,355	25,377,785
Roger J. Lias, Ph.D.	21,082,017	2,400,670	25,377,785
Joel McComb	21,006,974	2,475,713	25,377,785
Gregory P. Sargen	21,104,745	2,377,942	25,377,785
Patrick D. Walsh	21,037,367	2,445,320	25,377,785

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2019. The votes were as follows:

Votes For	Votes Against	Abstain
48,069,383	658,240	132,849

Proposal No. 3: To Approve, On an Advisory Basis, the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the named executive officers as disclosed in the Company’s Definitive Proxy Statement for its 2018 Annual Meeting of Stockholders. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,496,412	698,546	287,729	25,377,785

Proposal No. 4: To Approve an Amendment to the Company’s Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to decrease the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 500,000,000 shares to 150,000,000 shares. The votes were as follows:

Votes For	Votes Against	Abstain
47,119,597	687,453	1,053,422

Proposal No. 5: To Approve the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan

The Company’s stockholders approved the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,449,021	753,896	279,770	25,377,785

3

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

3.4	Certificate of Amendment to Certificate of Incorporation of Avid Bioservices, Inc., as filed on October 4, 2018 with the Secretary of State of the State of Delaware.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: October 4, 2018	By:	/s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

5

EXHIBIT INDEX

Exhibit Number	Description

3.4	Certificate of Amendment to Certificate of Incorporation of Avid Bioservices, Inc., as filed on October 4, 2018 with the Secretary of State of the State of Delaware.

6